THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated September 11, 2024

to the

THORNBURG INVESTMENT TRUST STATEMENT OF ADDITIONAL INFORMATION

applicable to Class I shares of the Thornburg Emerging Markets Managed Account Fund and the
Thornburg Municipal Managed Account Fund, and
dated February 1, 2024, as supplemented March 18, May 23, August 21, and August 30, 2024

(the “Managed Account SAI”)

Thornburg Emerging Markets Managed Account Fund Investment Limitation Change

Effective September 10, 2024, the “Investment Limitations” section with respect to the Thornburg Emerging Markets Managed Account Fund beginning on page 29 of the Managed Account SAI was revised to remove both investment limitation number (7) and the subsequent paragraph in their entirety. Accordingly, the following disclosure is added to the “Other Investments, Investment Techniques and Other Risks” subsection immediately before the information on cybersecurity risks on page 25 of the Managed Account SAI:

Concentration

The Emerging Markets Managed Account Fund may invest 25% or more of its total assets in particular industries.

Concentration in an industry may subject the Fund to greater market fluctuations than a fund that is more broadly invested across industries.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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